UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐     Preliminary Proxy Statement

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☒     Definitive Proxy Statement

☐     Definitive Additional Materials

☐     Soliciting Material Pursuant to Rule 240.14a-12

SKYPEOPLE FRUIT JUICE, INC.

(Name of Registrant as Specified In Its Charter)

_________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held Thursday, October 16, 2014

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SkyPeople Fruit Juice, Inc., a Florida corporation (the “Company” or “SkyPeople”), will be held at our principal executive offices, located at 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, on Thursday, October 16, 2014 at 10:00 A.M., local time, for the following purposes, as set forth in the attached Proxy Statement:

(1)	To elect seven directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

(2)	To ratify the Audit Committee’s selection of the independent registered public accounting firm for the fiscal year ending December 31, 2014; and

(3)	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors of the Company (the “Board of Directors” or the “Board”) has fixed the close of business on August 29, 2014 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment and postponements thereof (the “Record Date”).

After careful consideration, the Board of Directors recommends a vote IN FAVOR OF the nominees for director named in the accompanying proxy statement, and a vote IN FAVOR OF the ratification of the Audit Committee’s selection of the independent registered public accounting firm.

Shareholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Annual Meeting, you may withdraw your Proxy and vote personally on each matter brought before the meeting.

By Order of the Board of Directors

/s/ Hongke Xue
Hongke Xue Chief Executive Officer September 10, 2014 Xi’an, China

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE. SIGNING AND RETURNING A PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING.

THANK YOU FOR ACTING PROMPTLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held Thursday, October 16, 2014: This Proxy Statement and our 2013 Annual Report to Shareholders are available at http://www.skypeoplefruitjuice.com, which does not have “cookies” that identify visitors to the site.

-i-

SKYPEOPLE FRUIT JUICE, INC.

16F, China Development Bank Tower,

No. 2 Gaoxin 1st Road, Xi’an, Shaanxi, China

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date	Thursday, October 16, 2014

Time	10:00 A.M., Local Time

Place	16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China

Proposals	Proposal 1 — Election of Directors Proposal 2 — Ratification of Audit Committee’s Selection of Independent Registered Public Accounting Firm Proposal 3 — Other Business

Record Date	August 29, 2014

Voting Methods	Written ballot — Complete and return a proxy or voting instruction card (if you received a paper copy) In person— Attend and vote at the meeting

Shareholders will also transact any other business properly brought before the meeting or any adjournments or postponements of the meeting. At this time, the Board of Directors knows of no other proposals or matters to be presented.

This Notice of Annual Meeting of Shareholders and Proxy Statement is accompanied by the Annual Report on Form 10-K for the year ended December 31, 2013 which is the Company’s annual report to shareholders for the fiscal year.

On behalf of the Board of Directors:

/s/ Natasha Zhang
Natasha Zhang Corporate Secretary September 10, 2014

IMPORTANT VOTING INFORMATION

If you hold your shares through a broker or other nominee, the Securities and Exchange Commission (the “SEC”) has approved a New York Stock Exchange rule that changes the manner in which your vote on the election of directors will be handled at the 2014 Annual Meeting.

Shareholders who hold our Common Stock through a broker or other nominee receive proxy materials and a voting instruction form before each annual shareholder meeting. In the past, if you did not transmit your voting instructions before the annual meeting, your broker was allowed to vote on your behalf on the election of directors and other matters considered to be routine.

A New Rule for Shareholder Voting

Your broker is no longer permitted to vote on your behalf on the election of directors unless you provide specific instructions by completing and returning the voting instruction form. For your vote to be counted, you now will need to communicate your voting decisions to your broker or other nominee before the date of the Annual Meeting or obtain a legal proxy to vote your shares at the meeting.

Your Participation in Voting the Shares You Own is Important

Voting your shares is important to ensure that you have a say in the governance of your company and to fulfill the objectives of the majority voting standard that we apply in the election of directors. Please review the proxy materials and follow the instructions on the voting instruction form to submit your proxy or voting instructions. We hope you will exercise your rights and fully participate as a SkyPeople shareholder.

More Information Is Available

If you have any questions about this new rule or the proxy voting process in general, please contact the broker, bank or other financial institution where you hold your shares. The Securities and Exchange Commission also has a website, www.sec.gov/spotlight/proxymatters.shtml, with more information about your rights as a shareholder. Additionally, you may contact SkyPeople’s Investor Relations Advisor, Precept Investor Relations LLC by phone at 1- 917-864-8849 or by email at david.rudnick@preceptir.com.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS OF

SKYPEOPLE FRUIT JUICE, INC.

To be Held on or about Thursday, October 16, 2014

The Board of Directors of SkyPeople Fruit Juice, Inc., a Florida corporation (“Skypeople” or the “Company”), is soliciting proxies for the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at our principal executive offices, located at 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, on Thursday, October 16, 2014, and at any adjournments thereof. You are receiving a proxy statement because you own shares of the Company’s common stock that entitle you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. The proxy statement describes the matters we would like you to vote on and provides information on those matters so you can make an informed decision.

Purposes of the Annual Meeting

The purpose of the Annual Meeting is to elect as directors the seven nominees named in this proxy statement and to ratify the Audit Committee’s selection of independent registered public accounting firm and to conduct such other business as may properly come before the Annual Meeting. This Proxy Statement and the enclosed proxy card are intended to be mailed to shareholders on or about September 15, 2014.

Record Date and Voting Securities

The Board of Directors fixed the close of business on August 29, 2014 (the “Record Date”) as the record date for shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, there were 26,661,499 shares of the Company’s common stock (the “Common Stock”) outstanding and entitled to vote, the holders of which are entitled to one vote per share.

Quorum

A quorum is the minimum number of shares required to hold a meeting. A majority of the shares of our common stock issued and outstanding and entitled to vote must be represented in person or by proxy at the meeting to establish a quorum. Both abstentions and broker non-votes are counted as present for determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has not voted. Thus, broker non-votes will not affect the outcome of any of the matters to be voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

 Voting Generally

Holders of record of shares of the Company’s Common Stock as of the Record Date are entitled to one vote per share on each matter to be considered and voted upon at the Annual Meeting. As of the Record Date, there were 26,661,499 shares of Common Stock issued, outstanding and entitled to be voted, which were held by approximately 68 holders of record.

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Our Amended and Restated Articles of Incorporation, as amended, states that there is no cumulative voting in the election of directors. The affirmative vote of the holders of shares of Common Stock representing a plurality of the votes cast at the Annual Meeting at which a quorum is present is required for the election of the directors listed below. Abstentions and non-votes will be counted for purposes of determining the presence of a quorum, but will not be counted as a vote for the election as a director of any nominee.

Votes cast in person or by proxy at the Annual Meeting will be tabulated at the Annual Meeting. All valid, unrevoked proxies will be voted as directed. In the absence of instructions to the contrary, properly executed proxies will be voted for the election of the nominees for director set forth herein.

If any matters other than those addressed on the proxy card are properly presented for action at the Annual Meeting, the persons named in the proxy card will have the discretion to vote on those matters in their best judgment, unless authorization is withheld.

Many of our shareholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer, you are considered the shareholder of record with respect to those shares and these proxy materials are being sent directly to you by us. As a shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for your use.

Beneficial Holder.  If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a proxy card for your use.

Required Vote

The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld.

The approval of each of the other proposals require the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on that proposal.

If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute “broker non-votes.” A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power and has not received instructions from the beneficial owner.

Brokers, banks and holders of record holding shares for beneficial owners have discretionary voting power to vote the shares without receiving voting instructions from the owner on “routine” matters, but not on “non-routine” matters. As Proposal 2 (Ratification of Independent Registered Public Accounting Firm) is considered a “routine” matter, if you are a beneficial owner, your bank, broker or other holder of record is permitted to vote your shares on Proposal 2 even if the record holder does not receive voting instructions from you. The record holder may not vote on Proposal 1 (Election of Directors) without voting instructions from you, however. Without your voting instructions on Proposals 1, a broker non-vote will occur with respect to that proposal. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes will not be included in vote totals and will have no effect on the outcome of any vote.

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Unless otherwise required by the Company’s Amended and Restated Articles of Incorporation, as amended, or Bylaws or the Florida Business Corporation Act, or by applicable law, any other proposal that is properly brought before the Annual Meeting will require approval by the affirmative vote of a majority of all votes cast at the Annual Meeting. With respect to any such proposal, neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether the proposal has received sufficient votes for approval.

Directors and executive officers of the Company beneficially hold approximately 13,375,639 shares of Company Common Stock, or 50.2% of all the votes entitled to be cast at the Meeting.

Deadline for Voting by Proxy

In order to be counted, votes cast by proxy must be received prior to the Annual Meeting.

Revocability of Proxies

Shareholders are requested to date, sign and return the enclosed proxy card to make certain their shares will be voted at the Annual Meeting. Any proxy given may be revoked by the shareholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with the Secretary of the Company a proxy bearing a later date, or by attending the Annual Meeting and voting in person. All proxies properly executed and returned will be voted in accordance with the instructions specified thereon.

Important Information Regarding Delivery of Proxy Material

The SEC has adopted amendments to the proxy rules that change how companies must provide proxy materials to its shareholders. These new rules are often referred to as “notice and access,” under which a company may select either of the following options for making proxy materials available to its shareholders:

●	the full set delivery option; or

●	the notice only option.

A company may use a single method for all of its shareholders, or use full set delivery for some while adopting the notice only option for others.

SkyPeople must comply with these new rules in connection with the Annual Meeting.

Full Set Delivery Option

Under the full set delivery option, a company delivers all proxy material to its shareholders by mail as it would have done prior to the change in the rules. In addition to delivery of proxy materials to shareholders, the company must post all proxy materials on a publicly-accessible website and provide information to shareholders about how to access the website.

In connection with the Annual Meeting, SkyPeople elected to use the full set delivery option.  Accordingly, you should have received SkyPeople’s proxy materials by mail. These proxy materials include the Notice of Annual Meeting of Shareholders, proxy statement, proxy card and 2013 Annual Report to Shareholders. Additionally, Skypeople has posted these materials at www.skypeoplefruitjuice.com.

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Notice Only Option

Under the notice only option, a company must post all proxy materials on a publicly-accessible website.  Instead of delivering proxy materials to its shareholders, the company instead delivers a “Notice of Internet Availability of Proxy Material.” The notice includes, among other matters:

●	information regarding the date and time of the Annual Meeting of Shareholders as well as the items to be considered at the meeting;

●	information regarding the website where the proxy materials are posted; and

●	various means by which a shareholder can request paper or e-mail copies of the proxy materials.

If a shareholder requests paper copies of the proxy materials, these materials must be sent to the shareholder within three business days and by first class mail.

SkyPeople May Use the Notice Only Option in the Future

Although SkyPeople elected to use the full set delivery option in connection with the Annual Meeting, it may choose to use the notice only option in the future. For a company with a large number of shareholders, by reducing the amount of materials that a company needs to print and mail, the notice only option provides an opportunity for costs savings as well as conservation of paper products.  However, many companies that have used the notice only option have experienced a lower participation rate resulting in fewer shareholders voting at the annual meeting. However, the company may need to engage a third party service to provide a publicly-accessible website to post all proxy materials and means for the shareholders to vote for the notice only option, the cost associated with such third party service as compared with the savings from printing and delivery less full-set proxy materials may not justify the option only delivery at this time. SkyPeople plans to evaluate the future possible cost savings as well as the possible impact on shareholder participation as it considers future use of the notice only option.

Householding

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials. This process, which is commonly referred to as “householding,” potentially results in extra convenience for shareholders and cost savings for companies.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, you may:

●	Send a written request to the Company’s Corporate Secretary at 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, 710075, if you are a shareholder of record; or

●	Notify your broker, if you hold your common shares under street name.

SKYPEOPLE INFORMATION

Our principal executive offices are located at 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, 710075. The telephone number of our principal offices is 86-29-88377161.

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PROPOSAL 1

ELECTION OF BOARD OF DIRECTORS

Directors

Based on the Company’s nominations process, a majority of the independent board members of the Board shall recommend to the Board for nomination by the Board such candidates as said majority of the independent directors, in the exercise of their judgment, have found to be well qualified and willing and available to serve. A majority of our independent directors of the Board has recommended and the Board has nominated the persons listed below for election to the Board at the Annual Meeting, to hold office until the next Annual Meeting and until their respective successors are elected and qualified. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director, but, if that should occur, the persons designated as proxies will vote in accordance with their best judgment. In no event will proxies be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

All shares represented by valid Proxies, and not revoked before they are exercised, will be voted in the manner specified therein. If a valid Proxy is submitted but no vote is specified, the Proxy will be voted FOR the election of each of the seven nominees for election as directors. Please note that your broker will not be permitted to vote on your behalf on the election of directors unless you provide specific instructions by completing and returning the voting instruction form for your vote to be counted, you now will need to communicate your voting decisions to your broker or other nominee before the date of the Annual Meeting or obtain a legal proxy to vote your shares at the meeting. Although all nominees are expected to serve if elected, if any nominee is unable to serve, then the persons designated as Proxies will vote for the remaining nominees and for such replacements, if any, as may be nominated by our Board, who currently serves the functions of a nominating committee as the Board does not have a standing nominating committee. Proxies cannot be voted for a greater number of persons than the number of nominees specified herein (seven persons). Cumulative voting is not permitted.

The affirmative vote of the holders of shares of Common Stock representing a plurality of the votes cast at the Meeting at which a quorum is present is required for the election of the directors listed below.

The nominees have been nominated by a majority of the Company’s independent directors who currently serves the function of a nominating committee in accordance with the Company’s nominations process.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL SEVEN NOMINEES LISTED BELOW.

The following sets forth the information regarding our director nominees as of August 29, 2014, including the names of each of the seven nominees for election as a director, such person’s principal occupation, age, the year such person became a director of the Company, and additional biographical data.

Name	Age	Principal Occupation
Yongke Xue	48	Chairman of Board of Directors
Hongke Xue (1)	42	Chief Executive Officer, Director
Norman Ko	51	Partner, Smith Mandel & Associates, LLP
John Smagula	44	Director of Asian Programs, Temple University Beasley School of Law
Guolin Wang	51	Professor, Xi’an Jiaotong University, China
Baosheng Lu	52	Director of Jiangsu Office of Beijing Huashen (Zhongshen) Accounting Co., Ltd.
Tao Wang	39	Senior legal counsel at Shaanxi Silkroad Law Firm

(1) Hongke Xue was appointed chief executive officer and elected as director on February 18, 2013.

Yongke Xue, Chairman of Board of Directors

Mr. Xue served as our chief executive officer from February 26, 2008 to February 18, 2013. Mr. Yongke Xue has served as the director of SkyPeople (China) since December 2005. Mr. Xue served as the general manager of Hede from December 2005 to June 2007. Prior to that, he served as the business director of the investment banking division of Hualong Securities Co., Ltd. from April 2001 to December 2005. He also acted as the vice general manager of Shaanxi Huaye Foods Co., Ltd. from July 1998 to March 2001. Mr. Xue graduated from Xi’an Jiaotong University with an MBA in 2000. Mr. Xue graduated with a Bachelor’s degree in Metal Material & Heat Treatment from National University of Defense Technology in July 1989. The Board believes that Mr. Xue’s vision, leadership and extensive knowledge of the Company is essential to the development of its strategic vision.

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Hongke Xue

Mr. Hongke Xue is a brother of Mr. Yongke Xue, and has been serving as our chief executive officer since February 18, 2013 and the chairman of the Board of Directors and the Chief Executive Officer of SkyPeople Juice Group Co., Ltd., a 99.78% indirectly owned operating subsidiary of the Company ("SkyPeople (China)"), since 2003. The Company is a holding company and conducts its business substantially through SkyPeople (China) and its subsidiaries and branch officers in China. Prior to that, Mr. H. K. Xue served as the Chief Executive Officer of Tangshan Fengyuan Metal Products, a sino-foreign joint venture, from March 2002 to March 2003. Prior to that, he served as the general manager of Baoji Industrial Products Co., Ltd., a wholly foreign owned enterprise, from April 2001 to March 2002, and deputy general manager of Shaanxi DePu Industry and Trade Co., Ltd. from October 1997 to April 2001. H. K. Xue received a bachelor degree in business management from Lanzhou University of Finance and Economics in July 1995. H. K. Xue's experience in management and corporate development and his experience with fruit juice industry, the development and sale of products will enable him to provide effective leadership to continue to grow the Company's business. The Board believes that Mr. Hongke Xue’s experience in the Company’s business operations are crucial to the success of the Company.

Norman Ko

Mr. Ko has been serving as our director and chairman of our audit committee and compensation committee since April 25, 2008. Mr. Ko has been a partner of Smith Mandel & Associates, LLP, a certified public accounting firm in Los Angeles, since July 2007. Mr. Ko earned a Master of Business Administration from the University of San Francisco in 1989 and a Bachelor of Science from York University in Canada in 1987. He is a member of the American Institute of Certified Public Accountants and a member of the California Society of Certified Public Accountants. The Board believes that Mr. Ko’s accounting experience is important to the Company’s internal controls and decision- making process.

John Smagula

Mr. Smagula has been serving as our director since June 28, 2010. Since June 2003, Mr. Smagula has served as Director of Asian Programs at Temple University Beasley School of Law in Philadelphia. From 2000 to 2003, he taught law at Zhongshan, Tsinghua and Sichuan Universities in China through fellowships from the Yale-China Association and the Ford Foundation. From March 1997 to May 2000, he was a corporate attorney at Paul, Weiss, Rifkind, Wharton & Garrison in New York and Hong Kong. He is also the owner and founder of Crossings Tea Company. Mr. Smagula earned his B.A. in International Relations from Pomona College in 1992, his J.D. from Washington University School of Law in St. Louis in 1995, and his M.S. in Education from Temple University in 2007. The Board believes that Mr. Smagula’s strong U.S. capital market experience is important to the Company’s risk assessment and capital market decisions.

Guolin Wang

Mr. Wang has been serving as our director since April 7, 2008. Mr. Wang has served as a director of SkyPeople (China) since October 2005. Since 1996 he has been a professor in the Finance Department of the Management School and the Economics and Finance School of Xi’an Jiaotong University. He previously served as the director and chairman of Xi’an Changtian Environmental Protection Engineering Co., Ltd. from February 2006 to June 2007. Mr. Wang graduated with a Bachelor of Science in Electronics & Telecommunication from Xi’an Jiaotong University in July 1983. In July 1983, he earned a Master’s degree in Management Science and Engineering from Xi’an Jiaotong University. He graduated with a Doctorate degree in Management and Science and Engineering from Xi’an Jiaotong University’s School of Economics & Finance in 2006. The Board believes that Mr. Wang’s strong experience in engineering is important to the Company’s business operations.

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Baosheng Lu

Mr. Lu has been serving as our director since November 7, 2011. He has also been serving as Director of Jiangsu Office of Beijing Huashen (Zhongshen) Accounting Co., Ltd. since November 2011. Mr. Lu had served as a Manager of Shanghai Donghua (Dongshen) Accounting Co., Ltd. from 2000 to 2010. Mr. Lu earned a Master of Law from Chinese Academy of Social Science in 2003 specializing in Civil and Commercial Law, and a Bachelor of Accounting from South Western University of Finance and Economics in 1989. Mr. Lu is a licensed CPA in China with 20 years of experience. He is also a Deputy Secretary of Shaanxi Western Development Fund and holds an independent director certificate granted jointly by China Securities Association and Shanghai National Accounting Institute. The Board believes that Mr. Lu’s extensive knowledge and experience in accounting is important to the Company’s internal controls and financial reporting.

 Tao Wang

Mr. Wang has been serving as one of our directors since November 7, 2011. Mr. Wang has been a senior legal counsel at Shaanxi Silkroad Law Firm since October 2011. He was an associate attorney of Shaanxi Dongrui Law Firm from July 2007 to September 2011. He worked as a human resources supervisor for Shaanxi Tianju Investment Group Ltd. from August 2004 to July 2007. Mr. Wang obtained his LL.B. degree from Xi'an University of Finance and Economics in July 2000 and is a licensed attorney in China. Mr. Wang has litigated a large number of cases in China. He has also advised a number of mergers and acquisitions as well as private equity transactions in recent years. The Board believes that Mr. Wang’s knowledge and experience in Chinese laws is important to the Company’s risk assessment and capital market decisions.

Vote Required for Election of Directors

Proposal 1 requires approval by a “plurality” of the votes cast at the Annual Meeting. This means that Proposal 1 will be approved if more votes cast at the Annual Meeting are voted in favor of the proposal than are voted against the proposal. Votes withheld are not counted as votes against the proposal. Neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether the proposal has received sufficient votes for approval.

CORPORATE GOVERNANCE

Pursuant to the Company’s Bylaws and the Florida Business Corporation Act, the Company’s business and affairs are managed under the direction of the Board. Directors are kept informed on the Company’s business through discussions with management, including the Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meeting.

Our Board meets on a regular basis during the year to review significant developments affecting us and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management regularly attend Board meetings to report on and discuss their respective areas of responsibility. The Board held four regularly scheduled and special meetings during fiscal year 2013. All of the directors attended (in person or by telephone) all the meetings of the Board and any committees of the Board on which they served during the fiscal year. Directors are expected to use their best efforts to be present at the Annual Meeting of Shareholders.

Independent Directors

The Company’s Common Stock is listed on the NASDAQ Global Market. NASDAQ requires that a majority of the Company’s directors be “independent,” as defined by the NASDAQ’s rules. Generally, a director does not qualify as an independent director if the director (or, in some cases, a member of the director’s immediate family) has, or in the past three years had, certain relationships or affiliations with the Company, its external or internal auditors, or other companies that do business with the Company. The Board of Directors has determined that a majority of the Company’s directors are independent directors under the NASDAQ rules. The Company’s independent directors are: John Smagula, Norman Ko, Guolin Wang, Baosheng Lu and Tao Wang.

7

Our Board of Directors, which is elected by our shareholders, is our ultimate decision-making body, except with respect to those matters reserved to our shareholders. The Board selects the officers who are charged with the conduct of our business, and has responsibility for establishing broad corporate policies and for our overall performance. The Board is not involved in operating details on a day-to-day basis. The Board is advised of our business through regular reports and analyses and discussions with our principal executive officer and other officers.

Code of Ethics and Governance Program

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our code of business conduct and ethics is available on our website at www.skypeoplefruitjuice.com and may be found by first clicking on “Investors,” then “Corporate Governance” and then “Governance Documents.” We intend to disclose any amendments to the code, or any waivers of its requirements, on our website.

Committees of the Board and Attendance at Meetings

The Board held four regularly scheduled and special meetings during fiscal year 2013. All of the directors attended (in person or by telephone) all of the Board meetings and any committees of the Board on which they served during the fiscal year. Directors are expected to use their best efforts to be present at the shareholders annual meeting. All of our directors attended our 2013 shareholders annual meeting held on September 30, 2013.

Audit Committee

On April 25, 2008, the Board formed an audit committee. Messrs. Norman Ko, John Smagula and Guolin Wang currently serve on the audit committee, which is chaired by Mr. Ko. Each member of the audit committee is “independent” as that term is defined in the rules of the SEC and within the meaning of such term as defined under the rules of the NASDAQ Global Market. The Board has determined that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the audit committee. The audit committee held four meetings during fiscal year 2013. Our Board has determined that Mr. Ko is an “audit committee financial expert,” as defined under the applicable SEC rules.

Compensation Committee

On April 25, 2008, the Board formed a compensation committee.  During fiscal year 2013, Messrs. Norman Ko, Guolin Wang and John Smagula served on the compensation committee, which was chaired by Mr. Ko. Each member of the compensation committee is “independent” as that term is defined in the SEC rules and within the meaning of such term as defined under the rules of the NASDAQ Global Market, a “nonemployee director” for purposes of Section 16 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. No interlocking relationship exists between the Board or the compensation committee and the Board or compensation committee of any other company, nor has any interlocking relationship existed during the last fiscal year. The compensation committee held one meetings during fiscal year 2013.

Evaluation Committee

On November 7, 2011, the then existing independent directors of the Board, consisting of Messrs. John Smagula, Norman Ko and Guolin Wang appointed Baosheng Lu and Tao Wang to serve as members of an evaluation committee of the Board. The Board previously approved the establishment of an evaluation committee of the Board and charged the independent directors to appoint members of the evaluation committee in response to certain demand letters that the Company received from one of its shareholders.

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On August 5, 2011, the Company received a shareholder demand letter from counsel for a purported shareholder. The letter was addressed to the Company’s Board of Directors and requested the Board of Directors to take a number of actions in order to repair the alleged “harm” caused to the Company by certain of its directors and officers, as well as its current and former auditors. The evaluation committee is in the process of retaining counsel to respond to the shareholder inquiry. No formal shareholder derivative complaint has been filed to date on behalf of us. The company believes the suit is without merit and is vigorously defending its position and has made no accrual for any potential contingencies.

The evaluation committee held two meetings during fiscal year 2013.

Other Committees

The Board may on occasion establish other committees, as it deems necessary or required. We do not currently have a standing nominating committee, or a committee performing similar functions. The full Board currently serves this function. Our directors believe that it is not necessary to have such committees, at this time, because the functions of such committees can be adequately performed by the Board. The Board will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment. There have been no material changes to the procedures by which security holders may recommend nominees to the Board.

Board Leadership Structure

Our Board of Directors is currently comprised of seven members, including five independent directors who serve as members of our audit committee, compensation committee and evaluation committee. Our Board of Directors is led by Mr. Yongke Xue, who has been serving as the Chairman of the Board since 2008. In his capacity as our Chief Executive Officer, Mr. Hongke Xue is able to draw on his intimate knowledge of the daily operations of the Company and its relationships with customers and employees. Calling upon this knowledge, Mr. Xue is able to utilize the in-depth focus and perspective gained in running the company to effectively and efficiently serve on our Board.

Board independence and oversight of the senior management of the Company are enabled by the presence of independent directors who have a wide range of expertise and skills and have oversight over critical functions of the Company, such as the review of business development, evaluation and compensation of executive management, the nomination of directors. Our independent directors provide additional strength and balance to our Board leadership structure.

Risk Management

The Chief Executive Officer and senior management are primarily responsible for identifying and managing the risks facing the Company under the oversight and supervision of the Board. The Chief Executive Officer reports to the Board of Directors regarding any risks identified and steps it is taking to manage those risks. In addition, The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the area of compensation policies and practices. Other general business risks such as economic, regulatory and permitting are monitored by the full Board.

Communications with Directors

Shareholders may communicate with the Board or to one or more individual members of the Board by writing SkyPeople Fruit Juice, Inc., 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, 710075, Attention: Corporate Secretary. As appropriate, communications received from shareholders are forwarded directly to the Board, or to any individual member or members, depending on the facts and circumstances outlined in the communication. The Board has authorized the Secretary, in her discretion, to exclude communications that are patently unrelated to the duties and responsibilities of the Board, such as spam, junk mail and mass mailings. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out by the Secretary pursuant to the policy will be made available to any non-management director upon request. Individual directors are not permitted to communicate with shareholders or others outside the Company unless they are deemed authorized persons under the Company's corporate disclosure policy.

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Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers has served as a member of a compensation committee, or other committee serving an equivalent function, of any other entity whose executive officers serve as a director of the Company or member of the Company’s compensation committee.

Family Relationships

Mr. Yongke Xue, our chairman of board of directors, is the brother of Mr. Hongke Xue, our chief executive officer.

Executive Officers

The following table sets forth as of August 29, 2014, the names, positions and ages of our current executive officers. Our officers are elected by the Board of Directors and their terms of office are, except to the extent governed by an employment contract, at the discretion of the Board of Directors.

Name	Age	Principal Occupation
Yongke Xue	48	Chairman of the Board
Hongke Xue (1)	42	Chief Executive Officer
Xin Ma (2)	38	Chief Financial Officer

      (1)  Mr. Hongke Xue was appointed chief executive officer and elected as director on February 18, 2013.

      (2) Mr. Xin Ma was appointed as our Chief Financial Officer effective April 30, 2012.

Yongke Xue

Messrs. Yongke Xue and Hongke Xue’s biography are set forth above under the Section entitled “Board of Directors.”

Xin Ma

Mr. Ma has been serving as our Chief Financial Officer since April 30, 2012. He served as the Company’s Vice President, Finance, responsible for the financial and accounting management of the Company reporting to the Company’s Chief Financial Officer from December 31, 2011 to April 29, 2012. From March 28, 2011 to December 29, 2011, Mr. Ma served as the Chief Financial Officer of Universal Solar Technology, Inc., a U.S. reporting company based in China. From January 2006 to March 2011, Mr. Ma served as the Vice President of Kiwa Bio-Tech Products Group Corporation, a U.S. reporting company based in China. Mr. Ma received a M.S. in Management in 2005 and a M.S. in Finance in 2006 from the University of Leicester in England.

Executive officers serve at the pleasure of our Board. Mr. Hongke Xue is a brother of Mr. Yongke Xue. There are no other family relationships between any executive officer or director of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires that directors, certain officers of the Company and ten percent shareholders file reports of ownership and changes in ownership with the Commission as to the Company’s securities beneficially owned by them. Such persons are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

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Mr. John Smagula was elected a director to the Company’s board of directors on June 28, 2010, and a Form 3 was filed to report the event on October 6, 2010.

Messrs. Tao Wang and Baosheng Lu were elected directors to the Company’s board of directors on November 7, 2011, a Form 3 was filed by each of them on December 19, 2011 to report the event.

Mr. Hongke Xue was elected a director to the Company’s board of directors on February 18, 2013, and a Form 3 was filed to report the event on February 22, 2013.

On May 4, 2011, Spring Liu, our former chief financial officer, filed a Form 4 to report various transactions of the Company’s common stock held by her spouse occurred between January 2010 through August 2010. On February 28, 2012, Ms. Liu returned the profit from such trades in the aggregate amount of $8,452 to the Company.  Ms. Liu resigned from her position as the Company’s chief financial officer on September 21, 2011. A Form 4 has not been filed to report Ms. Liu’s exit from Section 16 obligations.

Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with during the fiscal year ended December 31, 2013.

Legal Proceedings

On April 20, 2011, plaintiff Paul Kubala (on behalf of his minor child N.K.) filed a securities fraud class action lawsuit in the United States District Court, Southern District of New York against the Company, certain of its individual officers and/or directors, and Rodman & Renshaw, LLC, the underwriter of the Company’s follow-on public offering consummated in August 2010, alleging violations of Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Rule 10b-5 promulgated thereunder. On June 20, 2011, plaintiff Benjamin Padnos filed a securities fraud class action lawsuit in the United States District Court, Southern District of New York against the Company, certain of its current and former officers and/or directors, the Company’s former independent auditors Child Van Wagner & Bradshaw, PLLC and BDO Limited, and Rodman & Renshaw, LLC, the underwriter of the Company’s follow-on public offering consummated in August 2010, alleging violations of Sections10(b) and 20(a) of the Exchange Act and Rule 10b-5 promulgated thereunder. On August 30, 2011, the Court consolidated the foregoing two actions and appointed Zachary Lewy as lead plaintiff. On September 30, 2011, pursuant to the Court’s order, Lead Plaintiff filed a consolidated complaint, which names the Company, Rodman & Renshaw, LLC, BDO Limited, Child Van Wagoner & Bradshaw PLLC and certain of the Company’s current and former directors and/or officers and majority shareholders as defendants, and alleges violations of Sections 11, 12 and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Exchange Act, and the rules promulgated thereunder. The Consolidated Complaint seeks, among other things, compensatory damages, and reasonable costs and expenses incurred in the action. On December 21, 2011, the Company and certain of the individual defendants filed a motion to dismiss the Consolidated Complaint. On May 3, 2012, Lead Plaintiff voluntarily dismissed the claims against BDO Limited and Child Van Wagoner & Bradshaw PLLC. On September 10, 2012, the Court granted in part and denied in part the Company’s motion to dismiss the Consolidated Complaint. On January 11, 2013, defendant Rodman & Renshaw LLC filed for Chapter 11 bankruptcy protection, and, on January 18, 2013 the court imposed an automatic stay on Plaintiffs claims against Rodman pursuant to Section 326(a) of the Bankruptcy Code. The parties settled this matter by the Company agreeing to contribute $2,200,000 into a settlement fund to pay class members (the “Settlement”). On October 4, 2013, the Company’s insurance company, Navigators Insurance Company, wired a total of $2,200,000 into the settlement escrow account, which was confirmed by the plaintiff counsel. On January 27, 2014, the Court entered an order approving the Settlement, certifying the class for settlement purposes and dismissing the suit with prejudice.

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On August 5, 2011, we received a shareholder demand letter from counsel for a purported shareholder. The letter was addressed to the Company’s Board of Directors and requested the Board of Directors to take a number of actions in order to repair the alleged “harm” caused to the Company by certain of its directors and officers, as well as its current and former auditors. No formal shareholder derivative complaint has been filed to date on behalf of the Company. The parties executed a settlement agreement on April 17, 2014. The settlement involves the Company paying $100,000 to plaintiff’s counsel, which is covered by the Company’s insurance, and the adoption by the Company of certain corporate governance measures.

On July 8, 2011, the Company brought suit against Absaroka Capital Management, LLC (“Absaroka”) and its principal Kevin Barnes in the U.S. District Court of Wyoming under the caption SkyPeople, Inc. v. Absaroka Capital Management, LLC, et al., No. 11-cv-238. Absaroka is a purported independent investment analyst who, while holding a short position in our stock, issued a so-called research report (the “Report”) asserting, inter alia, that the Company had inflated revenues. We brought suit alleging three causes of action for libel per se, libel per quod and intentional interference with a prospective business relationship. In or around November, 2011, Absaroka and Barnes brought counter claims against us for defamation per se, defamation per quod and abuse of process. On June 22, 2012, the Company and Absaroka reached an out-of-court settlement of litigation in the U.S. District Court for the District of Wyoming. The settlement includes a dismissal of all claims and counterclaims filed by the Parties, with neither party admitting any wrongdoing or liability. As part of the settlement agreement, Absaroka has agreed to remove the Report from its website, undertake best efforts to remove the Report from third-party sites, and refrain from issuing any further articles, public statements, or research reports concerning the Company.

Other than the above, from time to time we may be a party to various litigation proceedings arising in the ordinary course of our business, none of which, in the opinion of management, is likely to have a material adverse effect on our financial condition or results of operations.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Parties

On September 30, 2008, our Board of Directors approved a statement of policies and procedures with respect to related party transactions, which was amended on July 11, 2011. A copy of the amended and restated statement of policies and procedures is available on the Company’s website at http://www.skypeoplefruitjuice.com/.

The statement of policies and procedures with respect to related party transactions, as amended, requires the audit committee to review the material facts of all interested transactions, as further described below, unless an exception applies, and either approve or disapprove of our entry into an interested transaction. If the audit committee’s advance approval of an interested transaction is not feasible, then such interested transaction shall be considered at the audit committee’s next regularly scheduled meeting and, if the audit committee determines it to be appropriate, then such interested transaction shall be ratified.

In determining whether to approve or ratify an interested transaction, the audit committee will take into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction, as described below.  Pursuant to the statement of policies and procedures with respect to related party transactions, no director shall participate in any discussion or approval of an interested transaction for which he or she is a related party, except that such director shall provide all material information concerning the interested transaction to the audit committee. If an interested transaction is ongoing, the audit committee may establish guidelines for our management to follow in our ongoing dealings with the related party. Thereafter, the audit committee, on at least an annual basis, shall review and assess ongoing relationships with the related party to see that such related party is in compliance with the audit committee’s guidelines and that the interested transaction remains appropriate.

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For purposes of the statement of policies and procedures with respect to related party transactions:

●	an “interested transaction” is a transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities and Exchange Act of 1934, as amended.

●	a “related party” has the meaning ascribed to the term “related person” under Item 404 of Regulation S-K promulgated under the Securities and Exchange Act of 1934, as amended.

Notwithstanding the foregoing, each of the following interested transactions shall be deemed to be pre-approved by the audit committee, even if the aggregate amount involved exceeds $50,000:

●	Employment of executive officers. Any employment of an executive officer if either (i) the related compensation is required to be reported in our proxy statement under Item 402 of the Commission’s compensation disclosure requirements generally applicable to “named executive officers” or (ii) the executive officer is not an immediate family member of another executive officer or director, the related compensation would be reported in our proxy statement under Item 402 of the Commission’s compensation disclosure requirements if the executive officer was a “named executive officer” and our compensation committee approved or recommended that the board of directors approve such compensation.

●	Director compensation. Any compensation paid to a director if the compensation is required to be reported in our proxy statement under Item 402 of the Commission’s compensation disclosure requirements.

●	Certain transactions with other companies. Any transaction with another company at which a related party’s only relationship is as an employee other than an executive officer, director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed 2% of that company’s total annual revenue.

●	Certain charitable contributions. Any charitable contribution, grant or endowment by us to a charitable organization, foundation or university at which a related party’s only relationship is as an employee other than an executive officer or a director, if the aggregate amount involved does not exceed the lesser of $50,000 or 2% of the charitable organization’s total annual receipts.

●	Transactions where all shareholders receive proportional benefits. Any transaction where the related party’s interest arises solely from the ownership of our Common Stock and all holders of our Common Stock received the same benefit on a pro rata basis, such as dividends.

●	Transactions involving competitive bids. Any transaction involving a related party where the rates or charges involved are determined by competitive bids.

●	Regulated transactions. Any transaction with a related party involving the rendering of services as a common or contract carrier or public utility, at rates or charges fixed in conformity with law or governmental authority.

●	Certain banking-related services. Any transaction with a related party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

Related Party Transactions since January 1, 2012

Loan Agreement

On February 18, 2013, SkyPeople (China) entered into a loan agreement with SkyPeople International Holdings Group Limited (the "Lender"). The Lender indirectly holds 50.2% interest in the Company. Mr. Yongke Xue ("Y. K. Xue"), the Chairman of the board of directors of the Company (the "Board"), and Mr. Hongke Xue, the Chief Executive Officer of the Company and director of the Board, indirectly and beneficially own 80.0% and 9.4% of equity interest in the Lender, respectively. Pursuant to the Agreement, the Lender agrees to extend to the Company a one-year unsecured term loan with a principal amount of $8.0 million at an interest rate of 6% per annum. During 2013, the Company received $8.0 million from the Lender. In February 2014, both parties extended this loan for another two years.

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The Company borrowed $24,970 short-term loan from Skypeople International Holdings Group Limited during the year ended December 31, 2013. The loan is non-interest bearing and due on demand. This balance was paid in full in January 2014.

Fruit Juice Beverages Sales

The company’s subsidiary sold fruit beverages to a related entity, Shaanxi Fullmart Convenient Chain Supermarket Co., Ltd. ("Fullmart") for approximately $2,600,000 and $2,176,000 for the year ended December 31, 2013 and 2012, respectively. The accounts receivable balances were approximately $731,000 and $624,000 as of December 31, 2013 and 2012, respectively. Fullmart is a company indirectly owned by our Chairman, Mr. Yongke Xue.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning beneficial ownership of our capital stock as of August 29, 2014 by:

●	each shareholder or group of affiliated shareholders who owns more than 5% of each class of our outstanding voting securities;

●	each of our named executive officers;

●	each of our directors; and

●	all of our directors and executive officers as a group

  The following table lists the number of shares and percentage of shares beneficially owned based on 26,661,499 shares of our Common Stock outstanding as of August 29, 2014.

Beneficial ownership is determined in accordance with the SEC rules, and generally includes voting power and/or investment power with respect to the securities held. Shares of Common Stock subject to options and warrants currently exercisable or exercisable within 60 days of August 29, 2014 or issuable upon conversion of convertible securities which are currently convertible or convertible within 60 days of August 29, 2014 are deemed outstanding and beneficially owned by the person holding those options, warrants or convertible securities for purposes of computing the number of shares and percentage of shares beneficially owned by that person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.  Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons or entities named have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them.

Unless otherwise indicated in the footnotes, the principal address of each of the shareholders below is c/o SkyPeople Fruit Juice, Inc., 16F, China Development Bank Tower, No. 2 Gaoxin 1st Road, Xi’an, Shaanxi Province, PRC 710075.

	Shares Beneficially Owned
Name of Beneficial Owner	Number		Percent
Directors, Named Executive Officers and 5% Shareholders
Yongke Xue (1)	13,375,639	(2)	50.2%
Hongke Xue (1)	—		—
Morgan Stanley (3)	2,340,747		8.8%
Xin Ma	—		—
Guolin Wang	—		—
Norman Ko	2,820		*
John Smagula	—		—
Tao Wang	—		—
Baosheng Lu	—		—
All current directors and executive officers as a group (8 persons)	13,378,459		50.2%

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(1)	Consists of 13,375,639 owned by Golden Dawn International Limited and Everlasting Rich Limited, both wholly-owned subsidiaries of SkyPeople International Holdings Group Limited (“SP International”), a Cayman Islands company. Yongke Xue and Hongke Xue indirectly own 80.0% and 9.4% equity interests in SP International, respectively. SP International is controlled by Yongke Xue, the Chairman of the Board of Directors of the Company, who indirectly and beneficially owns 80% equity interest in SP International and also serves as the sole director of SP International.

(2)	Includes 1,467,078 shares owned by China Tianren Organic Food Holding, an indirect wholly-owned subsidiary of SP International. Lin Bai is the sole director of China Tianren Organic Food Holding and joined a Schedule 13D filed with SEC on January 4, 2013 in which Lin Bai claimed beneficial ownership of such shares. However, due to its 100% indirect ownership of China Tianren Organic Food Holding, the Company believes that SP International and not Lin Bai is the beneficial owner of such shares.

(3)	Information based solely on Amendment No. 2 to Schedule 13G filed with the SEC on January 28, 2014. The address of Morgan Stanley is 1585 Broadway, New York, New York, 10036, (212) 761-4000.

* Less than one percent.

We also set forth below our equity compensation plan information:

Plan category	Nutimber of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)		(c)
Equity compensation plans approved by security holders (1)	-	N/A	(2)	1,000,000
Equity compensation plans not approved by security holders (3)	175,000	$4.50		-
Total	175,000	N/A		1,000,000

(1)	Consists of Stock Incentive Plan, which was approved by the Company’s annual meeting of shareholders on August 18, 2011.

(2)	The exercise price of options granted and stock appreciation rights under the Plan may be no less than the fair market value of the Company’s Stock on the date of grant. Since no options have been granted under the plan, the weighted-average exercise price is not available.

(3)	Consists of a warrant held by our former Chief Financial Officer, Ms. Spring Liu exercisable for up to 100,000 shares of the Company’s Common Stock at an exercise price of $4.50 per share. These warrants will expire on December 9, 2014; and warrants to purchase 75,000 shares of the Company’s common stock at the exercise price of $4.50 during the period from July 25, 2011 to July 25, 2014 as partial compensation to HCI on July 25, 2011, pursuant to Investor Relations Consulting Agreement with Hayden Communications International, Inc. (“HCI”) dated December 1, 2009.

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REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS

To be considered for inclusion in our proxy solicitation materials for the 2015 Annual Meeting of Shareholders, a shareholder proposal must be received by our Corporate Secretary at our principal executive offices no later than May 18, 2015, which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this Proxy Statement.

The independent directors will consider candidates for election as a director recommended by any shareholder of the Corporation who has held the Corporation’s Common Stock for at least one year and who holds a minimum of 1% of the Company’s outstanding shares. The recommending shareholder must submit the following:

●	a detailed resume of the recommended candidate;

●	an explanation of the reasons why the shareholder believes the recommended candidate is qualified for service on the Corporation’s Board;

●	such other information that would be required by the rules of the SEC to be included in a proxy statement;

●	the written consent of the recommended candidate;

●	a description of any arrangements or undertakings between the shareholder and the recommended candidate regarding the nomination; and

●	proof of the recommending shareholder’s stock holdings in the Corporation.

Recommendations from shareholders which are received after the deadline set forth in the Company’s most recent proxy statement, for a shareholder proposal to be considered for inclusion in the Corporation’s proxy statement for the next Annual Meeting, likely will not be considered timely for consideration by the Committee for the following year’s Annual Meeting.

PROPOSAL 2

RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, a vote will be taken on a proposal to ratify the appointment of Paritz & Company, P.A. (“Paritz”) as our independent registered public accounting firm for the fiscal year ending December 31, 2014. Paritz has audited our financial statements since the end of 2011.

The Audit Committee of the Board has appointed Paritz as the independent auditors of the Company for the year ending December 31, 2014. Although shareholder approval is not required, the Board desires to obtain shareholder ratification of this appointment. If the appointment is not ratified at the Annual Meeting, the Board will review its future selection of auditors. If the appointment is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. Representatives of Paritz are expected to be present in person or by telephone at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.

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The affirmative vote of the holders of a majority of the Company’s common stock present in person or represented by proxy at the Annual Meeting is necessary for ratification of the selection of Paritz as our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF PARITZ & COMPANY, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table shows the fees that we paid or accrued for audit and other services for fiscal years 2013 and 2012. All of the services described in the following fee table were approved in conformity with the audit committee’s pre-approval process.

	2013	2012
Audit Fees	$144,000	$124,000
Tax Fees	6,500	4,500
Audit-Related Fees	-	-
Total	$150,500	$128,500

Audit Fees

The amounts set forth opposite “Audit Fees” above reflect the aggregate fees billed or billable by Paritz & Company, P.A. (“Paritz”) for professional services rendered for the audit of our fiscal 2013 and 2012 annual financial statements and for the review of the financial statements included in our quarterly reports.

Tax Fees

The amounts set forth opposite “Tax Fees” above reflect the aggregate fees billed for fiscal 2013 and 2012 for professional services rendered for tax compliance and return preparation. The compliance and return preparation services consisted of the preparation of original and amended tax returns and support during the income tax audit or inquiries.

Audit-Related Fees

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees”.

Pre-Approval Policy

The Board audit committee’s policy is to pre-approve all audit services and all non-audit services that our independent accountants are permitted to perform for us under applicable federal securities regulations. The audit committee’s policy utilizes an annual review and general pre-approval of certain categories of specified services that may be provided by the independent accountant, up to pre-determined fee levels. Any proposed services not qualifying as a pre-approved specified service, and pre-approved services exceeding the pre-determined fee levels, require further specific pre-approval by the audit committee. The audit committee has delegated to the Chairman of the audit committee the authority to pre-approve audit and non-audit services proposed to be performed by the independent accountants. Our audit committee was established in April 2008. Therefore, all the services provided by Paritz in fiscal 2013 and 2012 were pre-approved by the audit committee.

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ADDITIONAL MEETING INFORMATION

Proxy Solicitation

The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, for no additional compensation, also solicit proxies personally or by telephone, electronic transmission, telegram or special letter.

Annual Report

The Company’s Annual Report to Shareholders for fiscal year 2013 is being mailed with this Proxy Statement to shareholders entitled to notice of the Annual Meeting. The Annual Report includes the consolidated financial statements, unaudited selected consolidated financial data and management’s discussion and analysis of financial condition and results of operations.

Upon the written request of any shareholder, the Company will provide, without charge, a copy of the Company’s Annual Report on Form 10-K filed with the Commission for the fiscal year ended December 31, 2013. This request should be directed to the Corporate Secretary, 16F, China Development Bank Tower, No.2, Gaoxin 1st RD, Xi’an, Shaanxi, China, 710075.

OTHER MATTERS

The shareholders and any other persons who would like to communicate with the Board can access the Company’s website, www.skypeoplefruitjuic.com, and fill in the contact form for any enquiries or information. The form will be sent directly to the Secretary and the communications for specified individual directors of the Board will be given to them personally by the Secretary. In addition, the contact number is listed on the website and messages will be passed to the Board accordingly.

At this time, the Board knows of no other business that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as proxies will vote on them in accordance with their best judgment.

By Order of the Board of Directors

/s/ Hongke Xueia
Hongke Xue
Chief Executive Officer

September 10, 2014

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PROXY CARD

SKYPEOPLE FRUIT JUICE, INC.

This Proxy is Solicited on Behalf of the Board of Directors of the Company

The undersigned hereby appoints Natasha Zhang as the undersigned’s true and lawful agent and proxy with full power of substitution to represent the undersigned at the Annual Meeting of Stockholders of SkyPeople Fruit Juice, Inc. to be held at 16F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, on Thursday, October 16, 2014 at 10:00 A.M., and at any adjournments thereof, and to vote all shares that the undersigned is entitled to vote thereat, on all matters coming before said meeting. The undersigned directs that the undersigned’s proxy be voted as follows:

Please mark your choice like this	☒

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSTIEND SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTORS LISTED IN ITEM 1 AND “FOR” PROPOSAL DESCRIBED IN ITEM 2.

	FOR all nominees	Withheld authority to all nominees	For all except (see instructions below)		For	Against	Abstain
1. ELECTION OF DIRECTORS:	☐	☐	☐	2. RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF INDEPENDENT REGISTERED ACCOUNTING FIRM	☐	☐	☐

Instructions: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to the name of each nominee for whom you with to withhold your votes, as shown here: ●				In her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

o Yongke Xue o Hongke Xue o Norman Ko o John Smagula o Guolin Wang o Baosheng Lu o Tao Wang
Dated: ___________________________

Signature

Signature, if held jointly

Title (if applicable)

Please date, sign exactly as your name appears on this Proxy and promptly return in the enclosed envelope, in the case of joint ownership, each joint owner must sign. When signing as guardian, executor, administrator, attorney, trustee, custodian, or in any other similar capacity, please give full title. If a corporation, sign in full corporate name by president or other authorized officer, giving title, and affix corporate seal. If a partnership, sign in partnership name by authorized person.